UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 2020 (April 21, 2020)

Amerinac Holding Corp.
(Exact name of registrant as specified in its charter)

Commission file number 000-30185

Delaware	20-4763096
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

5936 State Route 159 Chillicothe, OH	45601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 836-1050

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 23, 2020, Creative Assembly Systems, Inc. (“CAS”), a Delaware corporation and wholly-owned subsidiary of Amerinac Holding Corp. (the “Company”) entered into a promissory note with Berkshire Bank, which provides for a loan in the amount of $227,800 (the “CAS PPP Loan”) pursuant to the Paycheck Protection Program under the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”). The CAS PPP Loan has a two-year term and bears interest at a rate of 1.0% per annum. Monthly principal and interest payments are deferred for six months after the date of disbursement. The CAS PPP Loan may be prepaid at any time prior to maturity with no prepayment penalties. The promissory note contains events of default and other provisions customary for a loan of this type. The Paycheck Protection Program provides that the CAS PPP Loan may be partially or wholly forgiven if the funds are used for certain qualifying expenses as described in the CARES Act. CAS intends to use the entire CAS PPP Loan amount for qualifying expenses and to apply for forgiveness of the loan in accordance with the terms of the CARES Act.

On April 21, 2020, Prime Acquisition LLC (“PMAL”), a Delaware limited liability company and wholly-owned subsidiary of the Company entered into a Promissory Note with Berkshire Bank, which provides for a loan in the amount of $1,074,700 (the “PMAL PPP Loan”) pursuant to the CARES Act. The PMAL PPP Loan has a two-year term and bears interest at a rate of 1.0% per annum. Monthly principal and interest payments are deferred for six months after the date of disbursement. The PMAL PPP Loan may be prepaid at any time prior to maturity with no prepayment penalties. The promissory note contains events of default and other provisions customary for a loan of this type. The Paycheck Protection Program provides that the PMAL PPP Loan may be partially or wholly forgiven if the funds are used for certain qualifying expenses as described in the CARES Act. PMAL intends to use the entire PMAL PPP Loan amount for qualifying expenses and to apply for forgiveness of the loan in accordance with the terms of the CARES Act.

On April 23, 2020, USAC Ross LLC (“USAC Ross”), a Delaware limited liability company and wholly-owned subsidiary of the Company entered into a promissory note with Berkshire Bank, which provides for a loan in the amount of $984,100 (the “USAC Ross PPP Loan”) pursuant to the CARES Act. The USAC Ross PPP Loan has a two-year term and bears interest at a rate of 1.0% per annum. Monthly principal and interest payments are deferred for six months after the date of disbursement. The USAC Ross PPP Loan may be prepaid at any time prior to maturity with no prepayment penalties. The promissory note contains events of default and other provisions customary for a loan of this type. The Paycheck Protection Program provides that the USAC Ross PPP Loan may be partially or wholly forgiven if the funds are used for certain qualifying expenses as described in the CARES Act. USAC Ross intends to use the entire USAC Ross PPP Loan amount for qualifying expenses and to apply for forgiveness of the loan in accordance with the terms of the CARES Act.

On April 22, 2020, USAC WA LLC (“USAC WA”), a Delaware limited liability company and wholly-owned subsidiary of the Company entered into a promissory note with Berkshire Bank, which provides for a loan in the amount of $796,400 (the “USAC WA PPP Loan”) pursuant to the CARES Act. The USAC WA PPP Loan has a two-year term and bears interest at a rate of 1.0% per annum. Monthly principal and interest payments are deferred for six months after the date of disbursement. The USAC WA PPP Loan may be prepaid at any time prior to maturity with no prepayment penalties. The promissory note contains events of default and other provisions customary for a loan of this type. The Paycheck Protection Program provides that the USAC WA PPP Loan may be partially or wholly forgiven if the funds are used for certain qualifying expenses as described in the CARES Act. USAC WA intends to use the entire USAC WA PPP Loan amount for qualifying expenses and to apply for forgiveness of the loan in accordance with the terms of the CARES Act.

Item 2.03 Creation of a Direct Financial Obligation

Reference is made to Item 1.01 on this Current Report on Form 8-K

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amerinac Holding Corp.
(Registrant)

Dated: April 24, 2020	By:	/s/ John Wachter
	Name:	John Wachter
	Title:	Chairman of the Board of Directors

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